FLEXIBLE PREMIUM VARIABLE ANNUITY APPLICATION                       NEW YORK

Issued by Preferred Life Insurance Company of New York            GA__________
______________________________________________________________________________

1.  OWNER   Must be age 85 or younger

     Name      Last                First                        Middle

     _________________________________________________________________________
     (If the Owner is a trust, please include Trust Name, Trust Date, and the Trust Beneficial Owner(s))

     Address         Street Address                          Apartment Number

     City                          State                     Zip Code

     Social Security Number        Date of Birth                Sex ____Female
                                   (If the owner is a trust,        ____Male
     Daytime Telephone (   )       list the date(s) of birth
                                   for the beneficial owner(s))
______________________________________________________________________________

2.  JOINT OWNER   (Optional) Spouse Only-Must be age 85 or younger

     Name      Last                First                        Middle

     Social Security Number        Date of Birth                Sex ____Female
                                                                    ____Male
     Daytime Telephone (   )
______________________________________________________________________________

3.  ANNUITANT    If different than owner.  Must be age 85 or younger

     Name      Last                First                        Middle

     Address        Street Address                           Apartment Number

     City                          State                     Zip Code

     Social Security Number        Date of Birth                Sex ____Female
                                                                    ____Male
     Daytime Telephone (   )             Relationship to Owner
______________________________________________________________________________

4.  PURCHASE PAYMENT

  ____Purchase Payment Enclosed     ____This contract will be funded by a
      with Application                  1035 Exchange, Tax-Qualified Transfer/
                                        Rollover, or Mutual Fund Redemption.
  Purchase Payment Amount $__________________
______________________________________________________________________________

5.  PURCHASE PAYMENT ALLOCATION

     You may select up to TEN FUNDS. Use WHOLE PERCENTAGES. The allocations you indicate below will become your allocations on all future payments until such time as you notify us of a change.

MONEY MARKET                            FIXED ACCOUNTS
___Money Market Fund                    ___Preferred Life Fixed Account

INCOME FUNDS                            CAPITAL GROWTH FUNDS
___High Income Fund                     ___Capital Growth Fund
___Templeton Global Income              ___Precious Metals Fund
   Securities Fund                      ___Small Cap Fund
___U.S. Government Securities Fund      ___Templeton Developing Markets
___Zero Coupon Fund - 2000                 Equity Fund
___Zero Coupon Fund - 2005              ___Templeton Global Growth Fund
___Zero Coupon Fund - 2010              ___Templeton International Equity
                                           Fund
GROWTH AND INCOME FUNDS                 ___Templeton International Smaller
___Growth and Income Fund                  Companies Fund
___Income Securities Fund               ___Templeton Pacific Growth Fund
___Real Estate Securities Fund
___Rising Dividends Fund
___Templeton Global Asset
   Allocation Fund
___Utility Equity Fund                  ___TOTAL (Must Equal 100%)

P40112
______________________________________________________________________________

6.  DOLLAR COST AVERAGING (Optional)

Please Dollar Cost Average $_____($500 min.)  ___Monthly for ___months/quarters
                                              ___Quarterly    (6 month minimum)
                                              ___Until Sending Fund is depleted

FROM the following fund (PLEASE NOTE: YOU MUST ALREADY HAVE A PORTION OF YOUR INVESTMENT IN SECTION 5 IN THE SENDING FUND):_________________________________

Indicate below how you would like to allocate your Dollar Cost Averaging Funds. Use either dollar amounts or whole percentages. The Sending Fund may not be chosen below:

MONEY MARKET                            FIXED ACCOUNTS
___Money Market Fund                    ___Preferred Life Fixed Account

INCOME FUNDS                            CAPITAL GROWTH FUNDS
___High Income Fund                     ___Capital Growth Fund
___Templeton Global Income              ___Precious Metals Fund
   Securities Fund                      ___Small Cap Fund
___U.S. Government Securities Fund      ___Templeton Developing Markets
___Zero Coupon Fund - 2000                 Equity Fund
___Zero Coupon Fund - 2005              ___Templeton Global Growth Fund
___Zero Coupon Fund - 2010              ___Templeton International Equity
                                           Fund
GROWTH AND INCOME FUNDS                 ___Templeton International Smaller
___Growth and Income Fund                  Companies Fund
___Income Securities Fund               ___Templeton Pacific Growth Fund
___Real Estate Securities Fund
___Rising Dividends Fund
___Templeton Global Asset Allocation
   Fund
___Utility Equity Fund                  ___TOTAL (Must Equal 100% or Dollar
                                                  Cost Average Amount)
______________________________________________________________________________

7.  INCOME DATE

     Selected Income Date  ___- 01 -___The Income Date (Annuitization Date)
                                       may be no earlier than two years after
                                       the issue date.
______________________________________________________________________________
8.  REPLACEMENT

     Is this Annuity intended to replace or change existing     ___No
     life insurance or annuity?                                 ___Yes
______________________________________________________________________________

9.  TAX QUALIFIED PLANS
                                        For Tax Qualified Plans, please
                                        indicate one of the following:
Is this annuity part of a Tax              IRA:
Qualified Plan?    ____ Yes  ____No     ___Transfer/Rollover    ___403(b)TSA
                                        ___Regular Contribution ___401
                                           for Tax Year __   (Corporate Plan)
                                        ___SEP IRA              ___Other______
______________________________________________________________________________

10.  BENEFICIARY(IES) DESIGNATION

     Primary Beneficiary(ies):
     (In the event of death of          Name          Relationship to Owner
     the Owner, the surviving
     Joint Owner becomes the            Name          Relationship to Owner
     Primary Beneficiary.)

     Contingent Beneficiary(ies):       Name          Relationship to Owner

                                        Name          Relationship to Owner

P40012


______________________________________________________________________________

11.  BY SIGNING BELOW, THE OWNER UNDERSTANDS THAT OR AGREES TO

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation, and financial needs. It is a long term commitment to meet insurance needs and financial goals. I understand that the annuity value for payments allocated to the variable sub-accounts may increase or decrease depending on the contract's investment results, and that no minimum cash value is guaranteed on the variable sub-accounts. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Preferred Life's rights or requirements.

___________________________________     ______________________________________
Owner's Signature(or Trustee, if        Joint Owner's Signature (or Trustee,
                  applicable)                                   if applicable)
___________________________________     ______________________________________
Signed At (City and State)              Date Signed

____Please send me a Statement of Additional Information
______________________________________________________________________________

12.  BY SIGNING BELOW, THE REGISTERED REPRESENTATIVE/AGENT CERTIFIES THAT

I am NASD registered and state licensed for variable annuity contracts in the state where this application is written and delivered; and I provided the Owner(s) with the most current Prospectus; and TO THE BEST OF MY KNOWLEDGE AND BELIEF, THIS APPLICATION ___DOES___DOES NOT INVOLVE REPLACEMENT OF EXISTING LIFE INSURANCE OR ANNUITIES. IF REPLACEMENT, ATTACH A COPY OF EACH DISCLOSURE STATEMENT AND A LIST OF COMPANIES INVOLVED.

___________________________________     ______________________________________
Registered Representative Name (Print)  Registered Representative Name (Print)

___________________________________     ______________________________________
Registered Representative Signature     Registered Representative Signature

___________________________________     ______________________________________
Broker Dealer                           Branch Telephone Number

______________________________________________________________________________
Branch Address
______________________________________________________________________________

13.  MAIL APPLICATIONS TO

Preferred Life Insurance Company        For Overnight Delivery:
of New York                             Preferred Life Insurance Company
P.O. Box 11129                          of New York
Church Street Station                   Lock Box Department-3W
New York, NY  10286-1129                P.O. Box 11129
                                        101 Barclay Street
                                        New York, NY  10286-1129
______________________________________________________________________________

14.  HOME OFFICE USE ONLY

If Preferred Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s).